UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware
(State or other jurisdiction of incorporation or organization)

6199
(Primary Standard Industrial Classification Code Number)

111 Sutter Street, 22nd Floor
San Francisco, CA  94104
(415) 593-5400
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400
Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 1, 2013, pursuant to the Asset Transfer Agreement dated January 22, 2013 between Prosper Marketplace, Inc. (“PMI”) and its wholly-owned subsidiary Prosper Funding LLC (“Prosper Funding”), PMI (i) transferred the Prosper platform and substantially all of PMI’s assets and rights related to the operation of the platform to Prosper Funding and (ii) made a capital contribution to Prosper Funding in excess of $3 million.  At the same time, PMI transferred substantially all of its remaining assets to Prosper Funding, including (i) all outstanding Notes issued by PMI under the Indenture dated June 15, 2009 between PMI and Wells Fargo Bank, as trustee (the “PMI Notes”), (ii) all borrower loans held by PMI (the “PMI Borrower Loans”), (iii) all lender/borrower/group leader registration agreements related to the PMI Notes or the PMI Borrower Loans, and (iv) all documents and information related to the foregoing.  The transfer of assets under the Asset Transfer Agreement is referred to as the “Asset Transfer.”  Certain hardware and agreements relevant to the development, maintenance and use of the platform, including in relation to the origination, funding and servicing of borrower loans, and the issuance, funding and payment of the Notes, were not transferred or assigned to Prosper Funding by PMI.  In addition, PMI did not transfer to Prosper Funding (i) agreements with PMI’s directors, officers or employees and PMI’s financial, legal or other advisors or consultants, (ii) certain agreements with vendors to provide PMI with goods or services in the ordinary course of business (including software licensed pursuant to any “shrink wrap” or “click wrap” license) and (iii) certain cash and short-term investments.

All of Prosper Funding’s officers and three of its directors also are officers of PMI.

For more information regarding Prosper Funding or the Asset Transfer, please refer to the Registration Statement on Form S-1 filed by Prosper Funding and PMI, SEC File Nos. 333-179941 and 333-179941-01.

Item 9.01	Financial Statements and Exhibits.

The information set forth in Item 2.01 is hereby incorporated by reference. For more information regarding the Asset Transfer, including financial statements for PMI and Prosper Funding, as well as pro forma financial statements relating to the Asset Transfer, please refer to the Registration Statement on Form S-1 filed by Prosper Funding and PMI, SEC File Nos. 333-179941 and 333-179941-01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: February 7, 2013	By	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel & Secretary

Prosper Funding LLC

Date: February 7, 2013	By	/s/ Sachin Adarkar
Sachin Adarkar
Secretary

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